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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                 _____________


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported)  SEPTEMBER 20, 2000
                                                    --------------------------


                        EQUALNET COMMUNICATIONS CORP.
            (Exact Name of Registrant as Specified in its Charter)
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           Texas                       0-25482                76-0457803
(State or Other Jurisdiction   (Commission File Number)   (IRS Employer
of Incorporation)                                         Identification No.)


1250 WOOD BRANCH PARK DRIVE, HOUSTON, TX                         77079
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code  (281) 529-4600
                                                  ---------------------------

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.         OTHER EVENTS

        On September 20, 2000, Equalnet Communications Corp. issued a press release announcing that the Company will not be able to file its annual report on Form 10-K when due for its fiscal year ended June 30, 2000. A copy of the press release is included as an Exhibit to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

  99.1   Press Release dated September 20, 2000.


                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        EQUALNET COMMUNICATIONS CORP.


                                        By: /s/ Mitchell H. Bodian
                                           ------------------------------------
                                            Mitchell H. Bodian
                                            President & Chief Executive Officer

Date:  September 28, 2000.